EXHIBIT 10.5.1

                                 DATED ___, 2002







                             HOLMES FUNDING LIMITED

                             HOLMES TRUSTEES LIMITED









                -------------------------------------------------
                     AMENDED AND RESTATED MASTER DEFINITIONS
                            AND CONSTRUCTION SCHEDULE
                -------------------------------------------------














                                  ALLEN & OVERY
                                     London

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AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on ___, 2002 by:

(1)     ALLEN & OVERY of One New Change, London EC4M 9QQ; and

(2)     SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.

1.      DEFINITIONS

        Words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or the Issuer Master Definitions and Construction Schedule or unless the context otherwise requires, have the same meanings as set out in this Master Definitions and Construction Schedule except so far as the context requires otherwise.

        Words and expressions used in this Master Definitions and Construction Schedule but not defined herein shall, unless otherwise defined in the relevant Transaction Document or unless the context otherwise requires, have the same meanings as set out in the relevant Issuer Master Definitions and Construction Schedule.

        "AA PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term AA Advances, which will be established on the Initial Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

        "AAA PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term AAA Advances, which will be established on the Initial Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

        "ABBEY DEED AND POWER OF ATTORNEY" means the deed and power of attorney made by Abbey National in favour of Funding and its successors and assigns, on the Initial Closing Date, pursuant to the Mortgages Trust Deed;

        ["ABBEY INSURANCE POLICIES" means:

        (a)     the MIG Policies;

        (b)     the Properties in Possession Policy; and

        (c)     the Abbey National plc Policies;] [ABBEY TO CONFIRM]

        "ABBEY NATIONAL" means Abbey National plc (registered number 2294747), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN;

        "ABBEY NATIONAL PLC POLICIES" means those of the Buildings Policies which are issued to Borrowers by the Seller on behalf of CGU Underwriting Limited (formerly known as Commercial Union Underwriting Limited) or such other entity as may from time to time be appointed to issue the Buildings Policies; [ABBEY TO CONFIRM]


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        "ABBEY SVR" or "ABBEY NATIONAL SVR" means the standard variable rate of interest set by the Seller which applies to all Variable Rate Loans (other than Tracker Loans) beneficially owned by the Seller on the Seller's residential mortgage book;

        "ACCESSION UNDERTAKING" means a form of deed of accession to the Funding Deed of Charge substantially in the form set out in SCHEDULE 2 to the Funding Deed of Charge;

        "ACCOUNT BANK" means the bank at which the Mortgages Trustee GIC Account, the Funding GIC Account, and the Funding Transaction Account are maintained from time to time, being as at the Initial Closing Date, Abbey National situated at 21 Prescot Street, London, E1 8AD and thereafter such other Authorised Entity as Funding may choose with the prior written approval of the Security Trustee or as the Mortgages Trustee may choose with the prior written consent of the Beneficiaries;

        "ACCRUED INTEREST" means as at any date (the "DETERMINATION DATE") on or after the date hereof and in relation to any Loan, interest on such Loan (not being interest which is currently payable on the determination date) which has accrued from and including the Monthly Payment Day immediately prior to the determination date to and including the determination date;

        "ADDITIONAL FUNDING LIQUIDITY FACILITY PROVIDER" has the meaning given in CLAUSE 10 of the Funding Deed of Charge;

        "ADDITIONAL PERCENTAGE" means the cost imputed to the Funding Liquidity Facility Provider of compliance with:

        (a) cash and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, as determined in accordance with
                SCHEDULE 2 of the Funding Liquidity Facility Agreement; and

        (b)     any reserve asset requirements of the European Central Bank;

        "ADVANCE" means the aggregate of the amount advanced by the Start-up Loan Provider to Funding on the Initial Closing Date pursuant to the First Start-up Loan Agreement, the amount advanced by the Start-up Loan Provider to Funding on the Second Issuer Closing Date pursuant to the Second Start-up Loan Agreement, the amount advanced by the Third Start-up Loan Provider to Funding on the Third Issuer Closing Date pursuant to the Third Start-up Loan Agreement, the amount advanced by the Fourth Start-up Loan Provider to Funding on the Fourth Issuer Closing Date pursuant to the Fourth Start-up Loan Agreement, the amount advanced by the Fifth Start-up Loan Provider to Funding on the Fifth Issuer Closing Date pursuant to the Fifth Start-up Loan Agreement, the amount advanced by the Sixth Start-up Loan Provider to Funding on the Sixth Issuer Closing Date pursuant to the Sixth Start-up Loan Agreement and the amount advanced by the Start-up Loan Provider or any New Start-up Loan Provider on the New Issuer Closing Date pursuant to any New Start-up Loan Agreement, or such part of such amount as shall be outstanding from time to time;

        "ALTERNATIVE ACCOUNT" means a bank account opened in the name of the Mortgages Trustee (other than the Mortgages Trustee GIC Account), subject to the terms set out in CLAUSE 7.3 of the Bank Account Agreement;

        "ALTERNATIVE INSURANCE RECOMMENDATIONS" means the Seller's standard documents entitled "Alternative Insurance Requirements - New Business" and "Alternative Insurance

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        Requirements", and any other document containing similar recommendations which is sent to Borrowers in accordance with the Seller's Policy;

        "AMENDED AND RESTATED FUNDING DEED OF CHARGE" means the amended and restated funding deed of charge dated on or about the Sixth Issuer Closing Date;

        "AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE" has the same meaning as the definitions of "MASTER DEFINITIONS SCHEDULE" and "MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE";

        "AMENDED AND RESTATED SERVICING AGREEMENT" means the amended and restated agreement entered into on or about the Third Closing Date, between the Servicer, the Mortgages Trustee, the Security Trustee, Funding and the Seller as amended and restated on the Sixth Issuer Closing Date (as the same may be amended and/or supplemented from time to time);

        "AMENDMENT AGREEMENT TO CASH MANAGEMENT AGREEMENT" means the amendment agreement so named dated the Second Issuer Closing Date;

        "AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS" means the amendment agreement so named dated the Second Issuer Closing Date;

        "AMENDMENT AGREEMENT TO THE FUNDING LIQUIDITY FACILITY AGREEMENT" means the amendment agreement so named dated the Second Issuer Closing Date;

        "AMENDMENT AGREEMENT TO MORTGAGE SALE AGREEMENT" means the amendment agreement so named dated the Second Issuer Closing Date;

        "ANPLC 1995 MORTGAGE CONDITIONS" means the mortgage conditions booklet reference 0062/July 95 PA2 and any subsequent amendment therefor acceptable to a reasonable, prudent mortgage lender;

        "ANPLC 2002 MORTGAGE CONDITIONS" means the mortgage conditions booklet reference 0154/July 02 F and any subsequent amendment therefor acceptable to a reasonable, prudent mortgage lender;

        "ANTICIPATED CASH ACCUMULATION PERIOD" means the anticipated number of months required to accumulate sufficient Principal Receipts to pay the relevant Bullet Amount, which will be equal to:

        A + B - C
        ---------
        D x E x (F - G)

        calculated in months and rounded up to the nearest whole number, where:

        A   =   the relevant Bullet Amount;

        B   =   the principal amount outstanding of any Bullet Term Advance and/or Scheduled Amortisation Amount that was not fully repaid on its relevant Scheduled Repayment Date plus any other Bullet
                Amount or Scheduled Amortisation Amount the Scheduled Repayment
                Date of which falls on or before the Scheduled Repayment Date of the relevant Bullet Amount;

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        C   =   the amount of any available cash already standing to the
                credit of the Cash Accumulation Ledger;

        D   =   the Principal Payment Rate;

        E   =   0.90;

        F   =   the aggregate Outstanding Principal Balance of the Loans
                comprising the Trust Property; and

        G   =   the aggregate of the principal amount outstanding of the
                Payable Pass-Through Term Advances;

        "ANTS" or "ABBEY NATIONAL TREASURY SERVICES" means Abbey National Treasury Services plc (registered number 2338548), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN;

        "IN ARREARS" or "IN ARREARS" means, in respect of a Mortgage Account, that one or more Monthly Payments in respect of such Mortgage Account have become due and unpaid by a Borrower;

        "ARREARS OF INTEREST" means, in respect of a given date, interest, principal (if applicable) and expenses which are due and payable on that date;

        "ASSET TRIGGER EVENT" means the event that occurs when there is an amount being debited to the AAA Principal Deficiency Sub Ledger;

        "ASSIGNMENT DATE" means the date of assignment of any New Portfolio to the Mortgages Trustee in accordance with [CLAUSE 4] of the Mortgage Sale Agreement;

        "ASSIGNMENT OF MIG POLICIES" means an assignment of the MIG Policies substantially in the form set out in SCHEDULE 8 to the Mortgage Sale Agreement;

        "ASSIGNMENT OF THIRD PARTY RIGHTS" means an assignment of Related Security and rights of action against third parties substantially in the form set out in [SCHEDULE 7] to the Mortgage Sale Agreement;

        "AUDITORS" means Deloitte & Touche of Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR or such other internationally independent firm of auditors selected from time to time by, (in the case of the Mortgages Trustee), the Mortgages Trustee and the Security Trustee, or (in the case of Funding), Funding and the Security Trustee;

        "AUTHORISED ENTITY" means (a) any entity the short term unsecured, unsubordinated and unguaranteed debt of which is rated at least A-1+ by S&P, P-1 by Moody's, and F-1+ by Fitch or (b) any other entity approved in writing by the Security Trustee and the Rating Agencies, in each case being an institution with a Part IV permission that includes accepting deposits under the Financial Services and Markets Act 2000;

        "AUTHORISED INVESTMENTS" means:

        (i)     Sterling gilt-edged securities; and


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        (ii)    Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date falling no later than the next following Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under the Financial Services and Markets Act
                2000) are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and F-1+ by Fitch or their equivalents by three other internationally recognised rating agencies;

        "AUTHORISED SIGNATORY" means any authorised signatory referred to in, as applicable, the Funding Transaction Account Mandate, the Funding GIC Account Mandate and the Mortgages Trustee GIC Account Mandate;

        "AVERAGE FIXED RATE LOAN BALANCE" has the meaning given in the Funding Swap Agreement;

        "AVERAGE TRACKER LOAN BALANCE" has the meaning given in the Funding Swap Agreement;

        "AVERAGE VARIABLE RATE LOAN BALANCE" has the meaning given in the Funding Swap Agreement;

        "BACS" means the Bankers' Automated Clearing Service as amended from time to time or any scheme replacing the same;

        "BANK ACCOUNT AGREEMENT" means the agreement entered into on the Initial Closing Date between the Account Bank, the Mortgages Trustee, Funding and the Security Trustee which governs the operation of the Mortgages Trustee GIC Account, the Funding GIC Account and the Funding Transaction Account;

        "BANK ACCOUNTS" means the Mortgages Trustee GIC Account, the Funding GIC Account, the Funding Transaction Account, the Funding Liquidity Stand-by Account and any additional or replacement bank accounts opened in the name of either the Mortgages Trustee and/or Funding from time to time with the prior written consent of the Security Trustee and the Rating Agencies;

        "BBB PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term BBB Advances which was established on the Initial Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

        "BENEFICIARIES means both Funding and the Seller together, as beneficiaries of the Mortgages Trust;

        "BORROWER" means, in relation to a Loan, the individual or individuals specified as such in the relevant Mortgage together with the individual or individuals (if any) from time to time assuming an obligation to repay such Loan or any part of it;


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        "BUILDINGS POLICIES" means:

        (a) all buildings insurance policies relating to freehold Properties which have been taken out in the name of the relevant Borrower (and, in the case of the Abbey National plc Policies, the Seller) in accordance with the applicable Mortgage Terms or the Alternative Insurance Recommendations; and

        (b) all landlord's buildings insurance policies relating to leasehold Properties;

        "BULLET TERM ADVANCE" means any term advance where the full amount of principal in respect of that term advance is scheduled for repayment on a single Interest Payment Date (being the Scheduled Repayment Date);

        "BUSINESS DAY" means a day that is each of a London Business Day and a New York Business Day and a TARGET Business Day;

        "CAPITALISED ARREARS" means, in relation to a Loan at any date (the "DETERMINATION DATE"), the amount (if any) at such date of any Arrears of Interest in respect of which, at the determination date, each of the following conditions has been satisfied:

        (a) the Seller has, by arrangement with the relevant Borrower, agreed to capitalise such Arrears of Interest; and

        (b) such Arrears of Interest have been capitalised and added, in the accounts of the Seller (or, if the determination date occurs after the Initial Closing Date, the Mortgages Trustee), to the principal amount outstanding in respect of such Loan;

        "CAPITALISED EXPENSES" means, in relation to a Loan, the amount of any expense, charge, fee, premium or payment (excluding, however, any Arrears of Interest) capitalised and added to the principal amount outstanding in respect of such Loan in accordance with the relevant Mortgage Terms (including for the avoidance of doubt, any High Loan-to-Value Fee);

        "CAPPED RATE LOANS" means those Loans that are subject to a maximum rate of interest and where the interest rate payable by the Borrower is the lesser of the SVR or, as the case may be, the Tracker Rate and such specified maximum rate of interest;

        "CARFAX" means Carfax Insurance Limited situated at The Albany, South Esplanade, St Peter Port, Guernsey, Channel Islands;

        "CASH" means cash and/or amounts standing to the credit of a bank account, as the context shall require;

        "CASH ACCUMULATION LEDGER" means a ledger, to be maintained by the Cash Manager under the Cash Management Agreement, which will record the amount of Funding Principal Receipts saved by Funding to repay the relevant Bullet Term Advances and the relevant Scheduled Amortisation Term Advances;

        "CASH ACCUMULATION PERIOD" means the period beginning on the earlier of
        (i) the commencement of the Anticipated Cash Accumulation Period and
        (ii) four months prior to the Scheduled Repayment Date of the relevant Bullet Amount, and ending when Funding has accumulated an amount equal to the relevant Bullet Amount for payment to the relevant Issuer (as shown on the Cash Accumulation Ledger);

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        "CASH MANAGEMENT AGREEMENT" means the cash management agreement entered into on the Initial Closing Date between the Cash Manager, the Mortgages Trustee, Funding, and the Security Trustee, as amended by the Amendment Agreement to Cash Management Agreement;

        "CASH MANAGEMENT SERVICES" means the cash management services set out in the Cash Management Agreement;

        "CASH MANAGER" means Abbey National acting, pursuant to the Cash Management Agreement, as agent for the Mortgages Trustee, Funding, and the Security Trustee inter alia to manage all cash transactions and maintain certain ledgers on behalf of the Mortgages Trustee and Funding;

        "CASH MANAGER TERMINATION EVENT" has the meaning given in CLAUSE 13.1 of the Cash Management Agreement;

        "CERTIFICATE OF TITLE" means a solicitor's or licensed conveyancer's report or certificate of title obtained by or on behalf of the Seller in respect of each Property substantially in the form of the pro-forma set out in the Standard Documentation;

        "CLASS A NOTES" means the Class A First Issuer Notes, the Class A Second Issuer Notes, the Class A Third Issuer Notes, the Class A Fourth Issuer Notes, the Class A Fifth Issuer Notes, the Class A Sixth Issuer Notes and any class A notes issued by any New Issuer;

        "CLEARING AGENCY" means an agency registered under provisions of Section 17A of the United States Securities Exchange Act of 1934;

        "CLEARING CORPORATION" means a corporation within the meaning of the New York Uniform Commercial Code;

        "CLEARSTREAM, LUXEMBOURG" means Clearstream Banking, societe anonyme;

        "CLOSING DATE" means the Initial Closing Date, the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date and any New Issuer Closing Date;

        "CLOSING TRUST PROPERTY" means in each case the portfolio of Loans and their Related Security (other than any Loans and their Related Security which have been redeemed in full prior to the Assignment Date or which do not otherwise comply with the terms of the Mortgage Sale Agreement as at the Assignment Date) held by the Mortgages Trustee on or about the Sixth Issuer Closing Date,

        "COMPLETION" means the completion of the sale and purchase of the Portfolio pursuant to and in accordance with CLAUSE 6 of the Mortgage Sale Agreement;

        "CONVENTION" means the Modified Following Business Day Convention as defined in the 1991 ISDA Definitions;

        "CORPORATE SERVICES AGREEMENT" means the agreement dated on the Initial Closing Date and made between the Corporate Services Provider, Holdings, the First Issuer, Funding, the Mortgages Trustee, the Post Enforcement Call Option Holder, Abbey National and the Security Trustee for the provision by the Corporate Services Provider of certain corporate

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        services and personnel to the First Issuer, Funding, the Mortgages
        Trustee, Holdings and the Post Enforcement Call Option Holder;

        "CORPORATE SERVICES PROVIDER" means SPV Management Limited or such other person or persons for the time being acting as Corporate Services Provider under the Corporate Services Agreement;

        "CURRENT FUNDING SHARE" means the amount of Trust Property beneficially owned by Funding from time to time, as determined in accordance with CLAUSE 6 of the Mortgages Trust Deed;

        "CURRENT FUNDING SHARE PERCENTAGE" means the percentage share of Funding in the Trust Property from time to time, as determined in accordance with CLAUSE 6 of the Mortgages Trust Deed;

        "CURRENT SELLER SHARE" means the amount of Trust Property, beneficially owned by the Seller from time to time, as determined in accordance with CLAUSE 6 of the Mortgages Trust Deed;

        "CURRENT SELLER SHARE PERCENTAGE" means the percentage share of the Seller in the Trust Property from time to time as determined in accordance with CLAUSE 6 of the Mortgages Trust Deed;

        "CUSTOMER FILES" means the file or files relating to each Loan containing, inter alia:

        (a)     all material correspondence relating to that Loan; and

        (b) the completed mortgage documentation applicable to the Loan (other than the Title Deeds) including the Valuation Report and the solicitor's or licensed conveyancer's Certificate of Title,

        whether original documentation, electronic form or otherwise;

        "D.D. DATE" means the date of delivery to the Account Bank or BACS (as the case may be) of such instructions as may be necessary from time to time for the debit of a Borrower's account in respect of which there is a direct debit mandate;

        "DEED OF AMENDMENT" means the deed so named dated the Third Issuer Closing Date amending the Funding Swap Agreement;

        "DEED OF AMENDMENT TO MORTGAGES TRUST DEED" means the deed so named dated the Second Issuer Closing Date;

        "DEED OF CONSENT" means a deed whereby a person in or intended to be in occupation of a Property agrees with the Seller to postpone his or her interest (if any) in the Property so that it ranks after the interest created by the relevant Mortgage;

        "DEED OF POSTPONEMENT" means a deed whereby a mortgagee of a Property agrees with the Seller to postpone its mortgage over the Property so that the sums secured by it will rank for repayment after the sums secured by the relevant Mortgage;

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        "DEEMED AAA RATING" means the deemed rating of a Term Advance Rating where the corresponding Notes are rated, on the Closing Date thereof, A-1+ by S&P, P-1 by Moody's and F1+ by Fitch;

        "DEFERRED CONSIDERATION" means in respect of each Interest Payment Date and on the date of repayment in full of all Intercompany Loans, the amount of (X) where the value of (X) is determined by applying the following formula:

        (X) = (A - (B + C))

        where:

        A is an amount equal to Funding Available Revenue Receipts as determined by the Cash Manager on the Intercompany Loan Determination Date immediately preceding the relevant Interest Payment Date;

        B is an amount equal to the amount to be applied by the Cash Manager on the relevant Interest Payment Date in making payment or provision in and towards satisfaction of items (a) to (n) and items (p) to (q) of the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (k) of the Funding Post Enforcement Priority of Payments; and

        C is an amount equal to all Funding Revenue Receipts received from the Mortgages Trustee during the relevant Interest Period multiplied by 0.01% per annum,

        PROVIDED THAT, for the avoidance of doubt, if the amount of (X) for any Interest Payment Date (or the date of repayment in full of all Intercompany Loans) shall be equal to or less than zero the Deferred Consideration shall be zero and no payment shall be due from Funding to the Seller pursuant to item (s) of the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, item (m) of the Funding Post Enforcement Priority of Payments;

        "DELAYED CASHBACK" means in relation to any Loan, the agreement by the Seller to pay an amount to the relevant Borrower after a specified period of time following completion of the relevant Loan;

        "DESIGNATED INTEREST PERIOD" has the meaning given to it in CLAUSE 8.3 of the Funding Liquidity Facility Agreement;

        "DILIGENCE" means the process (under Scots law) by which a creditor attaches the property of a debtor to implement or secure a court decree or judgment;

        "DIRECT DEBITING SCHEME" means the scheme for the manual or automated debiting of bank accounts operated in accordance with the detailed rules of certain members of the Association for Payment Clearing Services;

        "DISTRIBUTION DATE" means the eighth day of each month or, if not a London Business Day, the next succeeding London Business Day, or as the case may be, the date that Funding acquires a portion of the Current Seller Share of the Trust Property pursuant to CLAUSE 4 of the Mortgages Trust Deed or as the case may be, the date that Funding pays moneys (excluding Deferred Consideration) to the Seller in consideration of the Seller assigning New Loans to the Mortgages Trustee pursuant to CLAUSE 4 of the Mortgage Sale Agreement;

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        "DISTRIBUTION PERIOD" means the period from and including a Distribution
        Date to but excluding the next following Distribution Date;

        "DRAWDOWN DATE" means, in respect of the First Issuer Intercompany Loan, the Initial Closing Date; in respect of the Second Issuer Intercompany Loan, the Second Issuer Closing Date; in respect of the Third Issuer Intercompany Loan, the Third Issuer Closing Date; in respect of the Fourth Issuer Intercompany Loan, the Fourth Issuer Closing Date; in respect of the Fifth Issuer Intercompany Loan, the Fifth Issuer Closing Date; in respect of the Sixth Issuer Intercompany Loan, the Sixth Issuer Closing Date; and in respect of any New Intercompany Loan, the date on which the New Term Advances thereunder are made;

        "DRAWDOWN NOTICE" means, in respect of an Intercompany Loan, a notice delivered by Funding to the Issuer and the Security Trustee requesting a drawing under that Intercompany Loan Agreement;

        "DTC" means The Depositary Trust Company;

        "EARLY REPAYMENT FEE" means any fee which a Borrower is required to pay in the event that he or she is in default or his or her Loan becomes repayable for any other mandatory reason or he or she repays all or any part of the relevant Loan before a specified date;

        "ENCUMBRANCE" has the same meaning as "SECURITY INTEREST";

        "ENFORCEMENT PROCEDURES" means the procedures for the enforcement of Mortgages undertaken by the Servicer from time to time in accordance with the Seller's Policy;

        "ENGLISH LOAN" means a Loan secured by an English Mortgage;

        "ENGLISH MORTGAGE" means a Mortgage secured over a property in England or Wales;

        "ENGLISH MORTGAGE CONDITIONS" means the Mortgage Conditions applicable to English Loans;

        "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

        "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended;

        "EXHIBIT" means the exhibit to the Mortgage Sale Agreement which sets out details of the Provisional Portfolio and the Standard Documentation;

        "EXTENSION REQUEST" has the meaning given in CLAUSE 2.3(A) of the Funding Liquidity Facility Agreement;

        "FACILITY OFFICE" means the office through which the Funding Liquidity Facility Provider will perform all or any of its obligations under the Funding Liquidity Facility Agreement;

        "FEE LETTER" means the letter dated the date of the Funding Liquidity Facility Agreement between the Funding Liquidity Facility Provider and Funding setting out the amount of various fees referred to in CLAUSE 17 of the Funding Liquidity Facility Agreement;

        "FIFTH ISSUER" means Holmes Financing (No.5) PLC;

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        "FIFTH ISSUER CLOSING DATE" means 8th November, 2001;

        "FIFTH START-UP LOAN" means the start-up loan that the Fifth Start-up Loan Provider made available to Funding pursuant to the Fifth Start-up Loan Agreement;

        "FIFTH START-UP LOAN AGREEMENT" means the agreement entered into on or about the Fifth Issuer Closing Date between Funding, the Fifth Start-up Loan Provider and the Security Trustee relating to the provision of the Fifth Start-up Loan to Funding;

        "FIFTH START-UP LOAN PROVIDER" means Abbey National, in its capacity as provider of the Fifth Start-up Loan;

        "FINAL REPAYMENT DATE" means the final repayment date of each Term Advance, as specified in the relevant Issuer Master Definitions and Construction Schedule;

        "FINANCIAL YEAR" means the twelve month period ending on the last day of the calendar year;

        "FIRST DEED OF ACCESSION" means the deed of accession to the Funding Deed of Charge dated the Second Issuer Closing Date;

        "FIRST ISSUER" means Holmes Financing (No. 1) PLC;

        "FIRST RESERVE FUND" means a fund established from the proceeds of the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement and any New Start-up Loan Agreement which may be used by Funding to meet any deficit in revenue or to repay amounts of principal;

        "FIRST RESERVE FUND REQUIRED AMOUNT" means (pound)[185,000,000] or if the Third Issuer Notes and the Fourth Issuer Notes (other than the Series 3 Class D Fourth Issuer Notes and the Series 4 Fourth Issuer Notes) are redeemed in full in July 2006 then (pound)[140,000,000] or if the Fifth Issuer Notes (other than the Series 1 Class A Fifth Issuer Notes and the Series 2 Class A Fifth Issuer Notes) are redeemed in full in October 2006 then (pound)[100,000,000] [and if the Sixth Issuer Notes (other than the Series 1 Class A Sixth Issuer Notes and the Series 2 Class A Sixth Issuer Notes) are redeemed in full in [April 2008] then of (pound)___];

        "FIRST RESERVE LEDGER" means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record the balance from time to time of the First Reserve Fund;

        "FIRST START-UP LOAN" means the start-up loan that the Start-up Loan Provider made available to Funding pursuant to the First Start-up Loan Agreement;

        "FIRST START-UP LOAN AGREEMENT" means the agreement entered into on or about the Initial Closing Date between Funding, the First Start-up Loan Provider and the Security Trustee relating to the provision of the First Start-up Loan to Funding;

        "FIRST START-UP LOAN PROVIDER" means the Start-Up Loan Provider in its capacity as provider of the First Start-Up Loan;

        "FITCH" means Fitch Ratings Limited;

        "FIXED RATE LOANS" means those Loans where the interest rate payable by the Borrower does not vary and is fixed for a certain period of time by the Seller together with such Capped Rate

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                                       12

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        Loans which are no longer subject to their variable rates of interest but instead subject to interest at their specified capped rates;

        "FLEXIBLE LOAN" means a type of Loan product that typically incorporates features that give the Borrower options to, among other things, make further drawings on the loan account and/or to overpay or underpay interest and principal in a given month;

        "FLEXIBLE LOAN CONDITIONS" means Mortgage Conditions applicable to any Flexible Loan;

        "FLEXIBLE LOAN DRAWING" means any further drawing of monies made by a Borrower under a Flexible Loan other than the Initial Advance;

        "FOURTH DEED OF ACCESSION" means the deed of accession to the Funding Deed of Charge dated the Fifth Issuer Closing Date;

        "FOURTH ISSUER" means Holmes Financing (No. 4) PLC;

        "FOURTH ISSUER CLOSING DATE" means 5th July, 2001;

        "FOURTH START-UP LOAN" means the start-up loan that the Fourth Start-up Loan Provider made available to Funding pursuant to the Fourth Start-up Loan Agreement;

        "FOURTH START-UP LOAN AGREEMENT" means the agreement entered into on or about the Fourth Issuer Closing Date between Funding, the Fourth Start-up Loan Provider and the Security Trustee relating to the provision of the Fourth Start-up Loan to Funding;

        "FOURTH START-UP LOAN PROVIDER" means Abbey National, in its capacity as provider of the Fourth Start-up Loan;

        "FUNDING" means Holmes Funding Limited;

        "FUNDING AGREEMENTS" or "FUNDING TRANSACTION DOCUMENTS" means each of the Transaction Documents to which Funding is a party including the Amended and Restated Servicing Agreement, the Mortgages Trust Deed, the Abbey Deed and Power of Attorney, the Funding Deed of Charge, the Funding Swap Agreement, the Corporate Services Agreement, the Funding Liquidity Facility Agreement, the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Cash Management Agreement, the Bank Account Agreement, the Funding Guaranteed Investment Contract, the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Mortgage Sale Agreement, the Seller Power of Attorney, the Insurance Acknowledgements and all other agreements referred to therein or otherwise referred to as "Funding Agreements" in each Accession Undertaking entered into by, inter alios, Funding and the Security Trustee, from time to time;

        "FUNDING AVAILABLE PRINCIPAL RECEIPTS" means on the relevant Intercompany Loan Determination Date, an amount equal to the aggregate of:

        (i) all Funding Principal Receipts received during the Interest Period ending on the immediately following Interest Payment Date;


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                                       13

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        (ii)    the amounts (if any) to be credited to the Principal Deficiency
                Ledger pursuant to items (F), (H) and (J) in the Funding Pre-Enforcement Revenue Priority of Payments on the immediately following Interest Payment Date;

        (iii) prior to the enforcement of the Funding Security or the occurrence of a Trigger Event, amounts to be drawn under the Funding Liquidity Facility; and

        (iv) in respect of the Term AAA Advances, only, the amount standing to the credit of the Reserve Ledger (but less any amounts applied or to be applied on the immediately following Interest Payment Date in payment of interest and other revenue expenses as set out above in items (a) to (l) inclusive of the Funding Pre-Enforcement Revenue Priority of Payments);

        less

        (v) the amount of Funding Principal Receipts (if any) to be applied on the immediately following Interest Payment Date to pay items
                (a) to (e) (inclusive), (g) and (i) of the Funding Pre-Enforcement Revenue Priority of Payments;

        "FUNDING AVAILABLE REVENUE RECEIPTS" means on the relevant Loan Determination Date, an amount equal to the aggregate of:

        (a) all Funding Revenue Receipts received during the Interest Period ending on the immediately following Interest Payment Date;

        (b) other net income of Funding including all amounts of interest received on the Funding Bank Accounts and/or Authorised Investments, amounts received by Funding under the Funding Swap Agreement (other than any early termination amount received by Funding under the Funding Swap Agreement which are to be applied to acquire a new swap, if required), in each case to be received on or prior to the immediately following Interest Payment Date; and

        (c) the amount standing to the credit of the First Reserve Ledger representing the First Reserve Fund and the amount standing to the credit of the Second Reserve Ledger representing the Second Reserve Fund as at that Intercompany Loan Determination Date;

        "FUNDING BANK ACCOUNTS" means the Funding GIC Account, the Funding Transaction Account, the Funding Liquidity Facility Standby Account and such other bank account(s) held in the name of Funding with the approval of the Security Trustee from time to time;

        "FUNDING CHARGED PROPERTY" means the property charged by Funding pursuant to CLAUSES 3.1 to 3.5 (inclusive) of the Funding Deed of Charge;

        "FUNDING DEED OF CHARGE" means the deed of charge entered into on the Initial Closing Date between Funding, the First Issuer, the Corporate Services Provider, the Account Bank, the Funding GIC Provider, the Security Trustee, the Seller, the Start-up Loan Provider, the Cash Manager, the Funding Swap Provider and the Funding Liquidity Facility Provider, as supplemented and amended by the First Deed of Accession, the Second Deed of Accession, the Third Deed of Accession, the Fourth Deed of Accession, the Amended and Restated Funding Deed of Charge and as the same may be further supplemented, amended and/or restated from time to time;

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                                       14

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        "FUNDING GIC ACCOUNT" means the account in the name of Funding (sort code 09-00-20, account number 00648620, reference: Holmes Funding Limited 8259) held at the Account Bank and maintained subject to the terms of the Funding Guaranteed Investment Contract, the Bank Account Agreement and the Funding Deed of Charge or such additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

        "FUNDING GIC ACCOUNT AGREEMENT" has the same meaning as "FUNDING GUARANTEED INVESTMENT CONTRACT";

        "FUNDING GIC ACCOUNT MANDATE" means the bank account mandate between Funding and the Account Bank relating to the operation of the Funding GIC Account;

        "FUNDING GIC BALANCE" means, on any day during an Interest Period, the amount standing to the credit of the Funding GIC Account as at the opening of business on such day;

        "FUNDING GIC PROVIDER" means Abbey National acting pursuant to the Funding Guaranteed Investment Contract and or such other person for the time being acting as provider of a guaranteed investment contract to Funding;

        "FUNDING GIC RATE" means the rate of interest accruing on the balance standing to the credit of the Funding GIC Account equal to a rate of three month LIBOR in respect of a Loan Determination Period [less 0.25 per cent. per annum];

        "FUNDING GUARANTEED INVESTMENT CONTRACT" or "FUNDING GIC ACCOUNT AGREEMENT" means the guaranteed investment contract entered into on or about the Initial Closing Date between Funding, the Funding GIC Provider, the Cash Manager and the Security Trustee, in relation to interest to be earned on the Funding GIC Balance;

        "FUNDING INCOME DEFICIT" means the amount of the shortfall between Funding Available Revenue Receipts (including the Reserve Fund) and the amounts required to pay items (a) to (e) (inclusive), (g), (i) and (k) of the Funding Pre-Enforcement Revenue Priority of Payments;

        "FUNDING LEDGERS" means the Funding Principal Ledger, the Funding Revenue Ledger, the First Reserve Ledger, the Second Reserve Ledger, the Principal Deficiency Ledger, the Intercompany Loan Ledger, the Cash Accumulation Ledger and the Funding Liquidity Facility Ledger;

        "FUNDING LIQUIDITY DOCUMENTS" means the Funding Liquidity Facility Agreement, the Fee Letter, a Novation Certificate or any other document designated as such by the Funding Liquidity Facility Provider and Funding;

        "FUNDING LIQUIDITY DRAWING" means a Funding Liquidity Facility Drawing or a Funding Liquidity Facility Stand-by Drawing as the context so requires;

        "FUNDING LIQUIDITY FACILITY" means the committed revolving facility provided by the Funding Liquidity Facility Provider to Funding under the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY AGREEMENT" means the liquidity facility agreement dated the Initial Closing Date between Funding, the Funding Liquidity Facility Provider, the Funding Cash Manager and the Security Trustee pursuant to which the Funding Liquidity Facility Provider agreed to provide Funding, from time to time during the Funding Liquidity Facility Commitment Period, with advances for the purposes specified therein, subject to and in

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                                       15

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        accordance with the terms thereof, as amended by the Amendment Agreement to the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY COMMITMENT" means (pound)25,000,000 to the extent not cancelled or reduced under the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY COMMITMENT PERIOD" means, subject to CLAUSE
        2.3 of the Funding Liquidity Facility Agreement, the period from and including the Initial Closing Date up to and excluding the date falling 364 days after the Initial Closing Date or, if such date is not a Business Day, the preceding Business Day;

        "FUNDING LIQUIDITY FACILITY DEFAULT" means an event specified as such in CLAUSE 16.1 of the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY DRAWDOWN DATE" means the date of the advance of a Funding Liquidity Facility Drawing or a Funding Liquidity Facility Stand-by Drawing which date shall be an Interest Payment Date;

        "FUNDING LIQUIDITY FACILITY DRAWDOWN NOTICE" means a notice substantially in the form set out in SCHEDULE 3 to the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY DRAWING" means a loan made or to be made under the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY INTEREST PERIOD" means, with respect to a Funding Liquidity Facility Loan, each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next following Interest Payment Date except that the first Funding Liquidity Facility Interest Period shall start on the Funding Liquidity Facility Drawdown Date for that Funding Liquidity Facility Loan and end on the day before the next following Interest Payment Date;

        "FUNDING LIQUIDITY FACILITY LEDGER" means a ledger, to be maintained by the Cash Manager under the Cash Management Agreement, which will record drawings under the Liquidity Facility Agreement and repayments of those drawings by Funding;

        "FUNDING LIQUIDITY FACILITY LOAN" means the aggregate principal amount of all Funding Liquidity Facility Drawings for the time being advanced and outstanding under the Funding Liquidity Facility;

        "FUNDING LIQUIDITY FACILITY MARGIN" means nought point seven five per cent. (0.75%) per annum;

        "FUNDING LIQUIDITY FACILITY PROVIDER" means The Royal Bank of Scotland plc, acting through its office at Waterhouse Square, 138-142 Holborn, London EC1N 2TH and/or such other bank or banks with at least the Requisite Ratings which agrees to provide a liquidity facility to Funding on substantially similar terms to the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY FACILITY REQUEST" means a request made by Funding for a Funding Liquidity Facility Drawing or a Funding Liquidity Facility Stand-by Drawing pursuant to a Funding Liquidity Drawdown Notice;

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                                       16

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        "FUNDING LIQUIDITY FACILITY STAND-BY ACCOUNT" means an account to be opened in the name of Funding with the Funding Liquidity Facility Provider or, if the Funding Liquidity Facility Provider ceases to have the Requisite Ratings, the Funding Account Bank or, if the Funding Account Bank ceases to have the Requisite Ratings, a bank which has the Requisite Ratings;

        "FUNDING LIQUIDITY FACILITY STAND-BY DEPOSIT" means the amount standing to the credit of the Funding Liquidity Facility Stand-by Account from time to time together with interest on such deposit;

        "FUNDING LIQUIDITY FACILITY STAND-BY DRAWING" means a drawing made under CLAUSE 5.2 of the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY SHORTFALL" means the difference between:

        (i) the excess of (A) the aggregate amount of Funding's obligation to repay the principal amount due and payable on any of the Term AAA Advances on (1) prior to the occurrence of a Trigger Event, their respective Scheduled Repayment Dates and, to the extent not repaid on such Scheduled Repayment Date, on each Interest Payment Date thereafter or (2) following the occurrence of a Non-Asset Trigger Event, their respective Final Repayment Dates (and for the avoidance of doubt, a Funding Liquidity Shortfall will not occur in respect of Funding's obligation to repay the principal amount owing on any series of the Class A Notes following the occurrence of an Asset Trigger Event over (B) the amount available to the relevant Issuer to draw under any liquidity facility available to such Issuer to repay principal amounts on such series of Class A Notes (including, for the avoidance of doubt, in relation to the First Issuer, the First Issuer Liquidity Facility, in relation to the Second Issuer, the Second Issuer Liquidity Facility, in relation to the Third Issuer, the Third Issuer Liquidity Facility, in relation to the Fourth Issuer, the Fourth Issuer Liquidity Facility, in relation to the Fifth Issuer, the Fifth Issuer Liquidity Facility and in relation to the Sixth Issuer, the Sixth Issuer Liquidity Facility); and

        (ii) the Funding Principal Receipts available to pay the amounts specified in sub-paragraph (i) above;

        "FUNDING LIQUIDITY STAND-BY FACILITY" means the facility referred to in CLAUSE 2.1(B) of the Funding Liquidity Facility Agreement;

        "FUNDING LIQUIDITY SUBORDINATED AMOUNTS" means (i) amounts in respect of withholding taxes and increased costs (including amounts payable under CLAUSE 12.1(A)(III) of the Funding Liquidity Facility Agreement) payable to the Funding Liquidity Facility Provider; and (ii) any Additional Percentage in aggregate in excess of 0.10 per cent. per annum on the maximum aggregate amount available to be drawn under the Funding Liquidity Facility;

        "FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS" means the order of priority in which the Security Trustee will apply all monies following a Funding Event of Default and enforcement of the Funding Security (as set out in Part III of SCHEDULE 3 to the Funding Deed of Charge);

        "FUNDING POWER OF ATTORNEY" means the power of attorney granted by Funding in favour of the Security Trustee on the Initial Closing Date, substantially in the form set out in SCHEDULE 1 to the Funding Deed of Charge;

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                                       17

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        "FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS" means the order of priority in which Funding Available Revenue Receipts will be applied prior to the enforcement of the Funding Security (as set out in Part I of SCHEDULE 3 to the Funding Deed of Charge);

        "FUNDING PRINCIPAL PRIORITIES OF PAYMENTS" means the order of priority for the application of Funding Available Principal Receipts, prior to enforcement of the Funding Security, set out in each Intercompany Loan Agreement and in Part II of SCHEDULE 3 to the Funding Deed of Charge;

        "FUNDING PRINCIPAL LEDGER" means the ledger on which receipts and payments of Funding Principal Receipts will be recorded by the Cash Manager;

        "FUNDING PRINCIPAL RECEIPTS" means the Funding Share of Principal Receipts received by Funding from the Mortgages Trustee on each Distribution Date;

        "FUNDING PRIORITY OF PAYMENTS" means, as applicable, the Funding Post-Enforcement Priority of Payments, the Funding Pre-Enforcement Revenue Priority of Payments and/or, as the case may be, the Funding Principal Priorities of Payment;

        "FUNDING REVENUE LEDGER" means the ledger on which the Cash Manager will record all monies received by Funding during an Interest Period other than the Funding Principal Receipts;

        "FUNDING REVENUE RECEIPTS" means the Funding Share of Mortgages Trustee Available Revenue Receipts received by Funding from the Mortgages Trustee on each Distribution Date;

        "FUNDING SECURED CREDITORS" means the Security Trustee, the Funding Swap Provider, the Cash Manager, the Funding Liquidity Facility Provider, the Account Bank, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seller, the Corporate Services Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider and such other creditors of Funding who accede to the Funding Deed of Charge from time to time pursuant to an Accession Undertaking (including, for the avoidance of doubt, any New Issuer);

        "FUNDING SECURED OBLIGATIONS" means the moneys and liabilities which Funding covenants and undertakes in CLAUSE 2 of the Funding Deed of Charge to pay or discharge and all claims, demands or damages for breach of any such covenant, and references to Funding Secured Obligations includes references to any of them;

        "FUNDING SECURITY" means the security granted by Funding to the Security Trustee under the terms of the Funding Deed of Charge;"FUNDING SHARE" means, prior to the first Distribution Date, the Initial Funding Share and thereafter means the Current Funding Share;

        "FUNDING SHARE PERCENTAGE" means, prior to the first Distribution Date, the Initial Funding Share Percentage and thereafter means the Current Funding Share Percentage;

        "FUNDING SHARE/SELLER SHARE LEDGER" means the ledger to be maintained by the Cash Manager, on behalf of the Mortgages Trustee and the Beneficiaries, to record the Current Funding Share, the Current Funding Share Percentage, the Current Seller Share and the Current Seller Share Percentage of the Trust Property;

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                                       18

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        "FUNDING SWAP" means the amended and restated swap documented on the
        Second Issuer Closing Date and amended on the Third Issuer Closing Date under the Funding Swap Agreement which enables Funding to hedge against the possible variance between the fixed rates of interest payable on the Fixed Rate Loans and a LIBOR based rate for three-month sterling deposits, the possible variance between the rates of interest payable on the Tracker Loans and a LIBOR based rate for three-month sterling deposits and the possible variance between the SVR payable on the Variable Rate Loans and a LIBOR based rate for three-month sterling deposits;

        "FUNDING SWAP AGREEMENT" means the ISDA Master Agreement and schedule relating to the Funding Swap amended and restated on or about the Second Issuer Closing Date and the confirmation documented thereunder entered into on or about the Second Issuer Closing Date, as amended by the Deed of Amendment each between Funding, the Funding Swap Provider and the Security Trustee;

        "FUNDING SWAP PROVIDER" means Abbey National Treasury Services acting in its capacity as the Funding Swap Provider pursuant to the Funding Swap Agreement;

        "FUNDING SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Funding Swap Agreement) where the Funding Swap Provider is the Defaulting Party (as defined in the Funding Swap Agreement);

        "FUNDING TRANSACTION ACCOUNT" means the account in the name of Funding (account no. 00648620, sort code 09-00-20, reference: 8258) held with the Account Bank and maintained subject to the terms of the Bank Account Agreement and the Funding Deed of Charge or such other account as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

        "FUNDING TRANSACTION ACCOUNT MANDATE" means the bank account mandate between Funding and the Account Bank relating to the operation of the Funding Transaction Account;

        "FUNDING TRANSACTION DOCUMENTS" has the same meaning as "FUNDING AGREEMENTS";

        "FURTHER ADVANCE" means, in relation to a Loan, any advance of further money to the relevant Borrower following the making of the Initial Advance which is secured by the same Mortgage as the Initial Advance but does not include the amount of any retention advanced to the relevant Borrower as part of the Initial Advance after completion of the Mortgage and does not include a Flexible Loan Drawing;

        "FUTURE TRUST PROPERTY" means any or all New Portfolios (including for the avoidance of doubt the New Portfolio to be assigned to the Mortgages Trustee on or about the Sixth Issuer Closing Date);

        "HIGH LOAN-TO-VALUE FEE" means any fee incurred by a Borrower as a result of taking out a loan with an LTV ratio in excess of a certain percentage specified in the Offer Conditions;

        "HOLDING COMPANY" means a holding company within the meaning of Section 736 of the Companies Act 1985;

        "HOLDINGS" means Holmes Holdings Limited (registered number 3689577), a limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, London NW1 3AN;

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        "ICTA" means the Income and Corporation Taxes Act 1988;

        "INITIAL ADVANCE" means, in respect of any Loan, the original principal amount advanced by the Seller including any retention(s) advanced to the relevant Borrower after the date of the Mortgage but excluding any (a) High Loan-to-Value Fee, (b) Further Advance, (c) Flexible Loan Drawing and (d) Early Repayment Fee relating to any such Loan;

        "INITIAL CLOSING DATE" means 26th July, 2000;

        "INITIAL CLOSING TRUST PROPERTY" means the Initial Portfolio assigned by the Seller to the Mortgages Trustee on the Initial Closing Date;

        "INITIAL CONSIDERATION" is the sum of (pound)2,256,000,000 paid by Funding to the Seller in consideration of the Seller's assignment of the Initial Portfolio (together with any Accrued Interest and Arrears of Interest as at the Initial Closing Date) to the Mortgages Trustee and the Funding Share thereof;

        "INITIAL FUNDING SHARE" means the share of Funding in the Trust Property on the Initial Closing Date, being an amount equal to (pound)2,256,000,000;

        "INITIAL FUNDING SHARE PERCENTAGE" means the percentage share of Funding in the Trust Property on the Initial Closing Date being 35.25 per cent.;

        "INITIAL LOANS" means the portfolio of residential first mortgage loans assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

        "INITIAL PORTFOLIO" means the Provisional Portfolio other than any Loan and its Related Security redeemed in full on or before the Initial Closing Date;

        "INITIAL RELATED SECURITY" means the Related Security assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

        "INITIAL RELEVANT SCREEN RATE" has the meaning given in Condition 4(C);

        "INITIAL SELLER SHARE" means the share of the Seller in the Trust Property on the Initial Closing Date being an amount equivalent to (pound)[4,143,214,202.63];

        "INITIAL SELLER SHARE PERCENTAGE" means the percentage share of the Seller in the Trust Property on the Initial Closing Date being 64.75 per cent.;

        "INITIAL TRUST PROPERTY" means the sum of (pound)100 (one hundred pounds) that SPV Management settled on trust and held on trust absolutely as to both capital and income by the Mortgages Trustee for the benefit of the Seller and Funding pursuant to CLAUSE 2.1 of the Mortgages Trust Deed;

        "INSOLVENCY EVENT" in respect of the Seller, the Servicer or the Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

        (a) an order is made or an effective resolution passed or documents filed contemplating the winding up or administration of the Relevant Entity;

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        (b)     the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent; and

        (c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith or steps are taken with a view to obtaining a moratorium in respect of any third party action; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within fifteen London business days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or takes steps in relation to the appointment of an Administrator out of court or makes a conveyance or assignment for the benefit of its creditors generally;

        "INSURANCE ACKNOWLEDGEMENTS" means, in the case of the Abbey National plc Policies and the Properties in Possession Policy, a letter from the relevant insurer substantially in the form set out in SCHEDULES 10 and 11, respectively, to the Mortgage Sale Agreement;

        "INSURANCE POLICIES" means the Buildings Policies and the Abbey Insurance Policies and "INSURANCE POLICY" shall be construed accordingly;

        "INTERCOMPANY LOAN AGREEMENTS" means the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement and any New Intercompany Loan and "INTERCOMPANY LOAN AGREEMENT" means any one of them;

        "INTERCOMPANY LOAN CONFIRMATION" means a document substantially in the form set out in SCHEDULE 3 to the Intercompany Loan Terms and Conditions confirming the principal terms of each Intercompany Loan Agreement between Funding and the relevant Issuer;

        "INTERCOMPANY LOAN DETERMINATION DATE" means the first day of the relevant Interest Period;

        "INTERCOMPANY LOAN ENFORCEMENT NOTICE" means a notice served by the Security Trustee on Funding following the occurrence of an Intercompany Loan Event of Default, pursuant to CLAUSE 14.10 of the Intercompany Loan Terms and Conditions;

        "INTERCOMPANY LOAN EVENTS OF DEFAULT" means the occurrence of an event of default as specified in CLAUSE 14 of the Intercompany Loan Terms and Conditions;

        "INTERCOMPANY LOAN TERMS AND CONDITIONS" means the standard terms and conditions incorporated into each Intercompany Loan Agreement, signed for the purposes of identification on the Initial Closing Date by Funding, the Security Trustee and the Agent Bank as amended by the Amendment Agreement to Intercompany Loan Terms and

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                                       21

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        Conditions and the Second Amendment Agreement to Intercompany Loan Terms
        and Conditions;

        "INTERCOMPANY LOANS" means the First Issuer Intercompany Loan, the Second Issuer Intercompany Loan, the Third Issuer Intercompany Loan, the Fourth Issuer Intercompany Loan, the Fifth Issuer Intercompany Loan, the Sixth Issuer Intercompany Loan and any New Intercompany Loan;

        "INTEREST PAYMENT DATE" means (in relation to an Intercompany Loan) the 15th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day);

        "INTEREST PERIOD" means the period from (and including) an Interest Payment Date (or in respect of the first Interest Period, the Initial Closing Date) to (but excluding) the next following (or first) Interest Payment Date;

        "IRRECOVERABLE VAT" means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a "RELEVANT PARTY") as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant Party does not or will not receive and retain a credit or repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act 1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates;

        "ISSUER" means the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer or as the context may require, any New Issuer;

        "ISSUER ACCOUNT BANK" means the First Issuer Account Banks, the Second Issuer Account Banks, the Third Issuer Account Banks, the Fourth Issuer Account Banks, the Fifth Issuer Account Banks, the Sixth Issuer Account Banks and/or, as the context requires, the banks at which the accounts of any New Issuer are maintained;

        "ISSUER ACCOUNTS" means any of the First Issuer Accounts, the Second Issuer Accounts, the Third Issuer Accounts, the Fourth Issuer Accounts, the Fifth Issuer Accounts, the Sixth Issuer Accounts or, as the context may require, any accounts held by any New Issuer;

        "ISSUER AGREEMENTS" means those agreements to which any Issuer is party (including, for the avoidance of doubt, the First Issuer Transaction Documents, the Second Issuer Transaction Documents, the Third Issuer Transaction Documents, the Fourth Issuer Transaction Documents, the Fifth Issuer Transaction Documents and the Sixth Issuer Transaction Documents);

        "ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE" means, as the context so requires, the First Issuer Master Definitions and Construction Schedule dated on or about the Initial Closing Date, the Second Issuer Master Definitions and Construction Schedule dated on or about the Second Issuer Closing Date, the Third Issuer Master Definitions and Construction Schedule dated on or about the Third Issuer Closing Date, the Fourth Issuer Master Definitions and Construction Schedule dated on or about the Fourth Issuer Closing Date, the Fifth Issuer Master Definitions and Construction Schedule dated on or about the Fifth Issuer Closing Date and/or the Sixth Issuer Master Definitions and Construction Schedule dated on or about the Sixth Issuer Closing Date, each signed for the purposes of identification by Allen & Overy and Slaughter and May, and/or each other master definitions and construction schedule related to a New Issuer;


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                                       22

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        "ISSUER SECURITY TRUSTEE" means The Bank of New York, London Branch, whose principal office is One Canada Square, London, E14 5AL, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Issuer Deed of Charge;

        "LARGE LOAN DISCOUNT" means the discount which allows a Borrower to pay interest at a discretionary discount to SVR based on the aggregate size of the Loans under the Mortgage Account (i) at origination or (ii) when a Further Advance is made;

        "LAW" includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction and any present or future directive, regulation, guideline, practice, concession, request or requirement whether or not having the force of law issued by any governmental body, agency or department or any central bank or other fiscal, monetary, taxation, regulatory, self regulatory or other authority or agency;

        "LENDING CRITERIA" means the criteria contained in SCHEDULE 4 to the Mortgage Sale Agreement or such other criteria as would be acceptable to a reasonable, prudent mortgage lender;

        "LIBOR" means in relation to any Funding Liquidity Facility Drawing or, as the case may be, Funding Liquidity Facility Stand-by Drawing:

        (a) the display rate per annum of the offered quotation for deposits in the currency of the relevant Funding Liquidity Drawing or unpaid sum for a period equal to the required period which appears on Telerate Page 3750 or Telerate Page 3740 (as appropriate) at or about 11.00 a.m. on the relevant Quotation Date; or

        (b) if the display rate cannot be determined under paragraph (a) above, the rate determined by the Funding Liquidity Facility Provider to be the arithmetic mean (rounded, if necessary, to the nearest five decimal places with the midpoint rounded upwards) of the rates notified to the Liquidity Facility Provider by each of the Reference Banks quoting (provided that at least two Reference Banks are quoting) as the rate at which such Reference Bank is offering deposits in the required currency and for the required period in an amount comparable to that amount to prime banks in the London inter-bank market at or about 11.00 a.m. on the relevant Quotation Date for such period;

        for the purposes of this definition:

                "QUOTATION DATE" means, in relation to any Interest Period for which an interest rate is to be determined under the Funding Liquidity Facility Agreement, the day on which quotations would ordinarily be given by banks in the London inter-bank market for deposits in the relevant currency for delivery on the first day of that Interest Period; provided that if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates;

                "REFERENCE BANKS" means the principal London office of each of Barclays Bank PLC, National Westminster Bank Plc and Lloyds Bank PLC or any bank that replaces any of them; and

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                                       23

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                "TELERATE PAGE 3750" means the display designated as Page 3750;
                and "TELERATE PAGE 3740" means the display designated as Page 3740, in each case on the Telerate Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

        "LIBOR" means in relation to the Mortgages Trustee GIC Rate, the Funding GIC Rate and the rate of interest payable on the Start-up Loans, LIBOR as determined in accordance with the Intercompany Loan Agreements;

        "LOAN" means each loan referenced by its loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that loan under the relevant Mortgage Terms by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

        "LOAN REPURCHASE NOTICE" means a notice in the form set out in SCHEDULE 6 to the Mortgage Sale Agreement;

        "LOAN WARRANTIES" means the Representations and Warranties;

        "LONDON BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

        "LONDON STOCK EXCHANGE" means the London Stock Exchange plc;

        "LOSSES" means all losses on the Loans;

        "LOSSES LEDGER" means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement to record the Losses;

        "LTV RATIO" or "LOAN-TO-VALUE RATIO" means the ratio of the outstanding balance of a Loan to the value of the Mortgaged Property securing that Loan;

        "LTV TEST" means a test which assigns a credit enhancement value to each Loan in the Portfolio based on its current loan-to-value ratio and the amount of mortgage indemnity cover on that Loan. The weighted average credit enhancement value for the Portfolio is then determined;

        "MANDATE" means the Funding Transaction Account Mandate, the Funding GIC Account Mandate and/or the Mortgages Trustee GIC Account Mandate, as the case may be;

        "MASTER DEFINITIONS SCHEDULE" or "MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE" or "AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE" means this Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on ___, 2002, as the same may be amended, restated and supplemented from time to time;

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                                       24

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        ["MIG POLICIES" means:

        (a) the mortgage indemnity guarantee policy number CAR 9401A dated 4th November, 1994 and any endorsements thereto as issued from time to time; and/or

        (b) the mortgage indemnity guarantee policy number CAR9401X dated 4th November, 1994 and any endorsements thereto as issued from time to time; and/or

        (c) the mortgage indemnity guarantee policy number CAR 9601A dated 30th December, 1996 and any endorsements thereto as issued from time to time,] [ABBEY TO CONFIRM]

        written by Carfax Insurance Limited in favour of the Seller, or any other mortgage indemnity guarantee policy as may be effected from time to time to cover the Seller in respect of New Loans and their Related Security, such other mortgage indemnity guarantee policy to provide such level of cover as would be acceptable to a reasonable, prudent mortgage lender at the date of such other policy;

        "MINIMUM SELLER SHARE" means an amount included in the Initial Seller Share which is calculated in accordance with CLAUSE 7.2 of the Mortgages Trust Deed and which, as at the Initial Closing Date was (pound)256,000,000;

        "MONTHLY PAYMENT" means the amount which the relevant Mortgage Terms require a Borrower to pay on each Monthly Payment Day in respect of that Borrower's Loan;

        "MONTHLY PAYMENT DAY" means the date on which interest (and principal in relation to a repayment mortgage) is due to be paid by a Borrower on a Loan or, if any such day is not a business day, the next following Business Day;

        "MOODY'S" means Moody's Investors Service Limited and includes any successor to its rating business;

        "MORTGAGE" means the legal charge or standard security securing a Loan;

        "MORTGAGE ACCOUNT" means all Loans secured on the same Property and thereby forming a single mortgage account;

        "MORTGAGE CONDITIONS" or "LOAN CONDITIONS" means the terms and conditions applicable to a Loan as contained in the Seller's "Mortgage Conditions" booklet for England and Wales or Scotland as applicable from time to time;

        "MORTGAGE SALE AGREEMENT" means the mortgage sale agreement entered into on 26th July, 2000 and made between the Seller, Funding, the Mortgages Trustee and the Security Trustee in relation to the assignment of the Initial Portfolio and any New Portfolios to the Mortgages Trustee, as amended by the Amendment Agreement to Mortgage Sale Agreement and as amended and restated on or about the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date and the Sixth Issuer Closing Date and as further amended and/or restated from time to time;

        "MORTGAGE TERMS" means all the terms and conditions applicable to a Loan, including without limitation the applicable Mortgage Conditions and Offer Conditions;

        "MORTGAGEE" means the person for the time being entitled to exercise the rights of the mortgagee under a Mortgage;

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                                       25

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        "MORTGAGES" means the residential first mortgages, assigned by the
        Seller to the Mortgages Trustee pursuant to the Mortgage Sale Agreement, which secure the repayment of the Loan;

        "MORTGAGES TRUST" means the bare trust of the Trust Property held by the Mortgages Trustee as to both capital and income including the Initial Trust Property, on trust absolutely for Funding (as to the Funding Share) and the Seller (as to the Seller Share) pursuant to the Mortgages Trust Deed;

        "MORTGAGES TRUST DEED" means the mortgages trust deed made by the Mortgages Trustee, Funding and the Seller on 25th July, 2000, as amended by the Deed of Amendment to Mortgages Trust Deed and the Second Deed of Amendment to Mortgages Trust Deed and as amended and restated on or about the Fourth Issuer Closing Date, the Fifth Issuer Closing Date and the Sixth Issuer Closing Date and as further amended and/or restated from time to time;

        "MORTGAGES TRUSTEE" means Holmes Trustees Limited;

        "MORTGAGES TRUST AVAILABLE PRINCIPAL RECEIPTS" means the Principal Receipts available to the Mortgages Trustee to distribute in accordance with CLAUSE 9 of the Mortgages Trust Deed;

        "MORTGAGES TRUSTEE AVAILABLE REVENUE RECEIPTS" means an amount equal to the aggregate of:

        (i)     Revenue Receipts; and

        (ii) interest payable to the Mortgages Trustee on the Mortgages Trustee GIC Account and on the Alternative Accounts and which will be paid prior to the relevant Distribution Date;

        less

        (i)     Third Party Amounts; and

        (ii) any Early Repayment fees and Redemption Fees which shall be paid by the Mortages Trustee to the Seller on each Distribution Date following receipt and identification of the same;

        "MORTGAGES TRUSTEE GIC ACCOUNT" means the account in the name of the Mortgages Trustee (sort code 09-00-20, account number 00648620, reference: 8253) maintained with the Account Bank pursuant to the Bank Account Agreement and the Mortgages Trustee Guaranteed Investment Contract, or such additional or replacement bank account of the Mortgages Trustee as may for the time being be in place which is subject to a Guaranteed Investment Contract;

        "MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT" has the same meaning as "MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT";

        "MORTGAGES TRUSTEE GIC ACCOUNT MANDATE" means the bank account mandate between the Mortgages Trustee and the Account Bank relating to the operation of the Mortgages Trustee GIC Account;
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                                       26

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        "MORTGAGES TRUSTEE GIC BALANCE" means, on any day during an Interest
        Period, the amount standing to the credit of the Mortgages Trustee GIC Account as at the opening of business on such day;

        "MORTGAGES TRUSTEE GIC PROVIDER" means Abbey National acting pursuant to the Mortgages Trustee Guaranteed Investment Contract or its successor or assignee and any provider of a replacement Mortgages Trustee GIC Account;

        "MORTGAGES TRUSTEE GIC RATE" means, in respect of an Interest Period, sterling LIBOR in respect of such Interest Period as determined on the relevant Interest Payment Date [minus 0.25 per cent. per annum];

        "MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT" or "MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT" means the guaranteed investment contract entered into on or about the Initial Closing Date between the Mortgages Trustee, the Mortgages Trustee GIC Provider, the Cash Manager and the Security Trustee in relation to interest to be earned on the Mortgages Trustee GIC Balance;

        "MORTGAGES TRUSTEE LEDGERS" means the Principal Ledger, the Revenue Ledger, the Losses Ledger and the Funding Share/Seller Share Ledger;

        "MORTGAGES TRUSTEE SVR" means the standard variable rate which applies to certain Variable Rate Loans in the Portfolio as set by the Servicer from time to time in respect of the Loans pursuant to CLAUSE 4.1 of the Amended and Restated Servicing Agreement;

        "NEW BULLET TERM ADVANCE" means any term advance made under a New Intercompany Loan Agreement where the full amount of principal on such term advance is scheduled for repayment on a single interest payment date (other than the final repayment date);

        "NEW FUNDING SECURED CREDITOR" means such other creditor of Funding who accedes to the Funding Deed of Charge from time to time including pursuant to an Accession Undertaking;

        "NEW FUNDING SWAP" means a new swap under the existing Funding Swap Agreement;

        "NEW INTERCOMPANY LOAN" means a loan of the proceeds of any issue of New Notes, such loan being advanced to Funding by a New Issuer pursuant to the terms of a New Intercompany Loan Agreement;

        "NEW INTERCOMPANY LOAN AGREEMENT" means a new intercompany loan agreement entered into between Funding and a New Issuer in relation to a New Intercompany Loan;

        "NEW INTERCOMPANY LOAN CONFIRMATION" means a new Intercompany Loan Confirmation confirming the terms of the New Intercompany Loan Agreement;

        "NEW ISSUER" means a new wholly owned subsidiary of Holdings, which is established to issue New Notes and to make a New Intercompany Loan to Funding;

        "NEW ISSUER CLOSING DATE" means the date of any new issue of New Notes by a New Issuer;

        "NEW LIQUIDITY FACILITY PROVIDER" means a new liquidity facility provider to Funding and/or, as the context may require, to the Issuer(s);

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                                       27

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        "NEW LOANS" means Loans, other than the Initial Loans, which the Seller may assign, to the Mortgages Trustee after the Initial Closing Date pursuant to the Mortgage Sale Agreement;

        "NEW NOTES" means the notes issued and/or to be issued by the New Issuers to investors;

        ["NEW PORTFOLIO" means in each case the portfolio of Loans and their Related Security (other than any Loans and their Related Security which have been redeemed in full prior to the Assignment Date or which do not otherwise comply with the terms of the Mortgage Sale Agreement as at the Assignment Date), particulars of which are set out in the relevant New Portfolio Notice, and all right, title, interest and benefit of the Seller in and to:

        (a) all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of the Loans comprised in the relevant portfolio of New Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants made or expressed to be made in favour of the Seller under the applicable Mortgage Terms but excluding all sums due or to become due in respect of any Early Repayment Fee;

        (b) subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, Deeds of Postponement or any collateral security for the repayment of the relevant New Loans secured by the relevant New Mortgages;

        (c) the right to exercise all the powers of the Seller in relation thereto subject to and in accordance with the relevant Mortgage Terms but so that, in the case of any Mortgages related to the New Loans which are subject to the ANPLC 1995 Mortgage Conditions or the ANPLC 2002 Mortgage Conditions (or any replacement therefor which would be acceptable to a reasonable, prudent mortgage lender), the Mortgages Trustee shall not, save as set out in the Amended and Restated Servicing Agreement, be entitled to exercise the entitlement set out in Condition 29.2 of the ANPLC 1995 Mortgage Conditions or Condition 27.3 of the ANPLC 2002 Mortgage Conditions thereof (or their equivalent) (but without prejudice to any other rights under the ANPLC 1995 Mortgage Conditions or the ANPLC 2002 Mortgage Conditions);

        (d) all the estate and interest in the relevant Properties vested in the Seller;

        (e) each relevant Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any relevant New Loan and its Related Security, or any part thereof or affecting the decision of the Seller to make or offer to make the relevant New Loan or part thereof;

        (f) the proceeds of all claims made by or on behalf of the Seller or to which the Seller is entitled under the Buildings Policies and the Properties in Possession Policy; and

        (g) the MIG Policies, so far as they relate to the New Loans comprised in the relevant portfolio of Loans and their Related Security, including the right to receive the proceeds of any claims (but not to the extent that any such proceeds relate to any Early Repayment Fee);]

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                                       28

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        "NEW PORTFOLIO NOTICE" means a notice in the form set out in [SCHEDULE
        12] to the Mortgage Sale Agreement served in accordance with the terms of the Mortgage Sale Agreement;

        "NEW RELATED SECURITY" means the security for the New Loans (including any Mortgages) as assigned to the Mortgages Trustee by the Seller;

        "NEW START-UP LOAN" is a loan issued to Funding under a New Start-up Loan Agreement;

        "NEW START-UP LOAN AGREEMENT" means a loan agreement under which the Start-up Loan Provider or a New Start-up Loan Provider shall provide Funding with a New Start-up Loan for the purposes of meeting the costs of the New Issue and/or further funding the Reserve Funds, if required;

        "NEW START-UP LOAN PROVIDER" is an entity who shall supply a New Start-up Loan to Funding;

        "NEW TERM ADVANCE" means an advance of funds by a New Issuer to Funding under the terms of a New Intercompany Loan Agreement, which advance is funded by a corresponding class of New Notes;

        "NON-ASSET TRIGGER EVENT" means any of the following events:

        (a)     an Insolvency Event occurs in relation to the Seller;

        (b) the role of the Seller as Servicer under the Amended and Restated Servicing Agreement is terminated and a new Servicer is not appointed within 60 days;

        (c) the Current Seller Share at any time is equal to or less than the Minimum Seller Share; or

        (d) [the Outstanding Principal Balance of Loans comprising the Trust Property falls below (i) (pound)[o] billion in the period from and including the Fifth Issuer Closing Date to but excluding the Interest Payment Date in [o], (ii) (pound)[o] billion in the period from and including the Interest Payment Date in [January 2003] to but excluding the Interest Payment Date in [o] and
                (iii) (pound)[o] billion in the period from and including the Interest Payment Date in [o] to but excluding the Interest Payment Date in [o];

        "NOTE DETERMINATION DATE" means four Business Days prior to each Interest Payment Date;

        "NOTE ENFORCEMENT NOTICE" means a First Issuer Note Enforcement Notice, a Second Issuer Note Enforcement Notice, a Third Issuer Note Enforcement Notice, a Fourth Issuer Note Enforcement Notice, a Fifth Issuer Note Enforcement Notice, a Sixth Issuer Note Enforcement Notice or such other enforcement notice served in relation to the Notes (other than the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes or the Sixth Issuer Notes) pursuant to the relevant terms and conditions thereof;

        "NOTE EVENT OF DEFAULT" means the occurrence of an event of default by the relevant Issuer as specified in the relevant Conditions of the Notes (including a First Issuer Note Event of Default, a Second Issuer Note Event of Default, a Third Issuer Note Event of Default, a Fourth Issuer Note Event of Default, a Fifth Issuer Note Event of Default and a Sixth Issuer Note Event of Default);

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                                       29

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        "NOTES" means the First Issuer Notes, the Second Issuer Notes, the Third
        Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes, the Sixth Issuer Notes and/or as the context may require, any New Notes;

        "NOVATION CERTIFICATE" means a certificate to effect a novation of the Funding Liquidity Facility under the Funding Liquidity Facility Agreement, substantially in the form set out in SCHEDULE 4 to the Funding Liquidity Facility Agreement;

        "OFFER CONDITIONS" means the terms and conditions applicable to a specified Loan as set out in the relevant offer letter to the Borrower;

        "OUTSTANDING PRINCIPAL BALANCE":

        (1) in relation to a Loan at any date (the "DETERMINATION DATE"), the aggregate at such date (but avoiding double counting) of:

                  (a)      the Initial Advance;

                  (b)      Capitalised Expenses;

                  (c)      Capitalised Arrears; and

                  (d)      Further Advances and/or Flexible Drawings,

                 in each case relating to such Loan less any prepayment, repayment or payment of the foregoing made on or prior to the determination date; and

         (2) in relation to the Intercompany Loan, means the unpaid principal balance of that Intercompany Loan (including any capitalised arrears) or, as the context so requires, of a Term Advance made under that Intercompany Loan;

        "PASS THROUGH TERM ADVANCE" means a Term Advance which is not a Bullet Term Advance and which has no Scheduled Repayment Date(s) other than a Final Repayment Date or if a Bullet Term Advance or a Scheduled Amortisation Term Advance is not repaid in full on its Scheduled Repayment Date or if a Trigger Event occurs or, the First Issuer Security is enforced, the Second Issuer Security is enforced, the Third Issuer Security is enforced, the Fourth Issuer Security is enforced, the Fifth Issuer Security is enforced or the Sixth Issuer Security is enforced, the Bullet Term Advance or the Scheduled Amortisation Term Advance will be deemed to be a Pass Through Term Advance;

        "PAYABLE PASS THROUGH TERM ADVANCES" in relation to the Intercompany Loan has the meaning given in Part II of SCHEDULE 3 to the Funding Deed of Charge and in relation to the Cash Accumulation Period, has the meaning given in CLAUSE 9.1(C) of the Mortgages Trust Deed;

        "PAYABLE SCHEDULED AMORTISATION TERM ADVANCES" means a Term Advance with two or more Scheduled Repayment Date(s);

        "PAYMENT HOLIDAY" means a period during which a Borrower may suspend payments under a Loan without penalty;

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                                       30

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        "PORTFOLIO" means the Initial Portfolio and any New Portfolio (other than any Loans and their Related Security which have been redeemed in full or repurchased by the Seller pursuant to CLAUSE 8 of the Mortgage Sale Agreement);

        "POST ENFORCEMENT CALL OPTION HOLDER" means PECOH Limited whose registered office is at Abbey House, Baker Street, London NW1 6XL;

        "POSTPONED DEFERRED CONSIDERATION" means Deferred Consideration the payment of which is, by reason of the application thereto of the proviso as to Funding Available Revenue receipts and/or the making of provisions as referred to in CLAUSE 3.3(B) of the Mortgage Sale Agreement, postponed from the date on which such Deferred Consideration would, but for such application, have been paid;

        "POTENTIAL INTERCOMPANY LOAN EVENT OF DEFAULT" means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other condition (or any combination of the foregoing) would become an Intercompany Loan Event of Default;

        "POTENTIAL NOTE EVENT OF DEFAULT" means the occurrence of an event which with the given of notice, any relevant certificate, the lapse of time or fulfilment of any other conditions (or any combination of the foregoing), would become a Note Event of Default;

        "PRINCIPAL DEFICIENCY" means any losses arising in relation to a Loan in the Portfolio which causes a shortfall in the amount available to pay principal on the Term Advances;

        "PRINCIPAL DEFICIENCY LEDGER" means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement, comprising, as at the Initial Issue Date, three sub-ledgers, the AAA Principal Deficiency Sub Ledger, the AA Principal Deficiency Sub Ledger and the BBB Principal Deficiency Sub Ledger, but which may comprise additional sub ledgers as required;

        "PRINCIPAL DEFICIENCY SUB LEDGER" means singly or together (as the context requires) the AAA Principal Deficiency Sub Ledger, the AA Principal Deficiency Sub Ledger, the BBB Principal Deficiency Sub Ledger and/or such additional principal deficiency sub ledgers that may be established from time to time after the Initial Closing Date;

        "PRINCIPAL LEDGER" means the ledger of such name maintained by the Cash Manager, pursuant to the Cash Management Agreement to record the Principal Receipts on the Loans and distributions of such Principal Receipts to the Seller and Funding;

        "PRINCIPAL PAYMENT RATE" or "PPR" means the average monthly rolling principal payment rate on the Loans for the 12 months immediately preceding the relevant Distribution Date calculated on each such date by:

        (a) dividing (i) the aggregate Principal Receipts received in relation to the Loans during the immediately preceding month on such calculation date by (ii) the aggregate Outstanding Principal Balance of the Loans or the previous calculation date;

        (b) aggregating the result of the calculation in (a) above with the results of the equivalent calculation made on each of the eleven most recent calculation dates during the relevant 12 month period; and

        (c)     dividing the result of the calculation in (b) above by 12;

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        "PRINCIPAL RECEIPTS" means any payment in respect of principal received in respect of any Loan (including payments pursuant to any Insurance Policies), whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of the relevant Property) or on the disposal of such Loan plus on any Monthly Payment Date an amount equal to the amount (if any) by which arrears in respect of the Loans comprised in the Portfolio on the Initial Closing Date exceeds such arrears on such Monthly Payment Date (without double counting but including principal received or treated as received after completion of the enforcement procedures);

        "PRINCIPAL ISSUERS" has the meaning given in CLAUSE 5.4 of the Funding Deed of Charge;

        "PRINCIPAL TERM ADVANCES" has the meaning given in CLAUSE 5.4 of the Funding Deed of Charge;

        "PRODUCT SWITCH" means a variation to the financial terms or conditions included in the Mortgage Terms applicable to a Loan other than:

        (a) any variation agreed with a Borrower to control or manage arrears on a Loan;

        (b) any variation in the maturity date of a Loan unless, while the First Issuer Intercompany Loan is outstanding, it is extended beyond July, 2038;

        (c)     any variation imposed by statute;

        (d) any variation of the principal available and/or the rate of interest payable in respect of the Loan where that rate is offered to the Borrowers of more than 10 per cent. by outstanding principal amount of Loans comprised in the Trust Property in any Interest Period; or

        (e) any variation in the frequency with which the interest payable in respect of the Loan is charged;

        ["PROPERTIES IN POSSESSION POLICY" means the properties in possession policy number 23-94-000004 issued by Baker Street Risk and Insurance (Guernsey) Limited of 10 Lefebre Street, St. Peter Port, Guernsey GY1 2PE on 18th December, 1995 in favour of the Seller and any endorsements or extensions thereto as issued from time to time, or any such similar alternative or replacement policy or policies as may in future be issued in favour of the Seller;][ABBEY TO CONFIRM]

        "PROPERTY" means a freehold, heritable or leasehold property which is subject to a Mortgage;

        "PROVISIONAL PORTFOLIO" means the portfolio of Loans and their Related Security, particulars of which are set out in Part 1 of the Exhibit to the Mortgage Sale Agreement, and all right, title, interest and benefit of the Seller in and to:

        (a) all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of the Loans comprised in that portfolio of Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants made or expressed to be made in favour of

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                the Seller under the applicable Mortgage Terms but excluding all sums due or to become due in respect of any Early Repayment Fee;

        (b) subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, Deeds of Postponement or any collateral security for the repayment of the relevant Loans secured by the Mortgages;

        (c) the right to exercise all the powers of the Seller in relation thereto subject to and in accordance with the relevant Mortgage Terms but so that, in the case of Mortgages which are subject to the ANPLC 1995 Mortgage Conditions, the Mortgages Trustee shall not, save as set out in the Amended and Restated Servicing Agreement, be entitled to exercise the entitlement set out in Condition 29.2 thereof (but without prejudice to any other rights under the ANPLC 1995 Mortgage Conditions);

        (d) all the estate and interest in the Properties vested in the Seller;

        (e) each Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Loan and its Related Security, or any part thereof or affecting the decision of the Seller to make or offer to make the relevant Loan or part thereof;

        (f) the proceeds of all claims made by or on behalf of the Seller or to which the Seller is entitled under the Buildings Policies and the Properties in Possession Policy; and

        (g) the MIG Policies, so far as they relate to the Loans comprised in that portfolio of Loans and their Related Security, including the right to receive the proceeds of any claim (but not to the extent that any such proceeds relate to any Early Repayment
                Fee);

        "PURCHASE PRICE" means:

        (a) in respect of the Initial Portfolio the amount payable by the Issuer pursuant to CLAUSE 3.3 of the Mortgage Sale Agreement; and

        (b) in respect of each New Portfolio, the amount payable by the Issuer pursuant to CLAUSE 4.4 of the Mortgage Sale Agreement;

        "QUALIFYING BANK" means an institution which is beneficially entitled to interest payable under the Funding Liquidity Facility and is:

        (a)     at the relevant time a bank as defined for the purposes of section 349 of ICTA and which is, at the time of any payment of interest to it pursuant to the Funding Liquidity Facility Agreement within the charge to United Kingdom corporation tax as respects such interest; or

        (b) a bank lending through any branch or agency which is outside the United Kingdom if the bank is resident in a country with which the United Kingdom has an appropriate double taxation treaty pursuant to which that bank is (subject to making any relevant claim) entitled to receive principal, interest and fees under the Funding Liquidity Facility Agreement from Funding without withholding of United Kingdom income tax and such bank has effectively claimed the benefit of such treaty in respect of the

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                Funding Liquidity Facility Agreement so that Funding is not required to make any such withholding;

        "QUALIFYING LENDER" has the meaning given to it in section 376(4) to (6) of ICTA;

        "RATING AGENCIES" means S&P, Moody's and Fitch;

        "RECEIVER" means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Funding Charged Property by the Issuer Security Trustee pursuant to CLAUSE 13.1 of the Funding Deed of Charge;

        "REDEMPTION FEE" means the standard redemption fee charged to the Borrower by the Seller where the Borrower makes a repayment of the full outstanding principal of a Loan;

        "REFERENCE BANKS" means the principal London office of each of ABN Amro Bank N.V., Barclays Bank plc, Citibank N.A. and Royal Bank of Scotland plc and/or such other bank as may be appointed agent bank from time to time pursuant to the Paying Agent and Agent Bank Agreement;

        "REGISTERED LAND" means land, title to which is, or is required to be, registered at H.M. Land Registry;

        "REGISTERED TRANSFER" means a deed of transfer of a Mortgage or Mortgages over Registered Land substantially in the form set out in
        SCHEDULE 2 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

        "REGISTERS OF SCOTLAND" means the Land Register of Scotland and/or the General Register of Sasines;

        "REGULATED MORTGAGE CONTRACT" a contract is a regulated mortgage contract if, at the time it is entered into: (i) the contract is one under which the lender provides credit to an individual or to the trustee: (ii) the contract provides that the obligation of the individual/trustee to repay is to be secured by a first legal mortgage or standard security on land (other than timeshare accommodation) in the
        UK: and (iii) at least 40% of that land is used, or is intended to be used, as or in connection with a dwelling by the individual or (in the case of credit provided to the trustee) by an individual who is a beneficiary of the trust, or by a related person;

        "RELATED SECURITY" means, in relation to a Loan, the security for the repayment of that Loan including the relevant Mortgage and all other matters applicable thereto acquired as part of the Portfolio assigned to the Mortgage Trustee pursuant to CLAUSE 2.1 or CLAUSE 4.1 of the Mortgage Sale Agreement (but excluding, for the avoidance of doubt, the Properties in Possession Policy in respect of which the Mortgages Trustee, Funding and the Security Trustee have received the Insurance Acknowledgement);

        "RELEVANT EVENT" means, in relation to the Funding Liquidity Facility
        Provider:

        (a) the downgrade on any day of the Funding Liquidity Facility Provider's short-term, unsecured, unsubordinated and unguaranteed debt to below the Requisite Ratings; or

        (b) the refusal by the Funding Liquidity Facility Provider, to grant an extension of the Funding Liquidity Facility Commitment Period, in accordance with CLAUSE 2.3 of the Funding Liquidity Facility Agreement;

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                                       34

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        "RELEVANT SCREEN RATE" in relation to each Intercompany Loan means (i)
        in respect of the first Interest Period, the Initial Relevant Screen Rate specified in the relevant Intercompany Loan Confirmation; and (ii) in respect of subsequent Interest Periods, means the arithmetic mean of offered quotations for three month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Telerate Page No. 3750; in each case, displayed on the above mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen serivce as may be determined by Funding with the approval of the Security Trustee (rounded upwards, if necessary, to five decimal places);

        "REPAYMENT DATE" means the earlier to occur of (i) the date when the Intercompany Loans have been repaid in full and (ii) the Interest Payment Date in July 2040 (unless the parties hereto otherwise agree to extend the provision of the Funding Liquidity Facility beyond such date);

        "REPRESENTATIONS AND WARRANTIES" means the representations and warranties set out in SCHEDULE 1 to the Mortgage Sale Agreement;

        "REQUISITE RATING" means a rating of P-1 by Moody's, F-1+ by Fitch and A-1+ by S&P;

        "REVENUE LEDGER" means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record Revenue Receipts received by the Mortgage Trustee and payment of the same to Beneficiaries;

        "REVENUE RECEIPTS" means any payment received in respect of any Loan, whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of), on the disposal of such Loan or otherwise (including payments pursuant to any Insurance Policy) which in any such case is not a Principal Receipt in respect of such Loan;

        "S&P" and "STANDARD & POOR'S" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and includes any successor to its rating business;

        "SCHEDULED AMORTISATION AMOUNT" means the amount payable on each Scheduled Repayment Date under the relevant Scheduled Amortisation Term Advance as set out in the relevant Issuer Master Definitions and Construction Schedule;

        "SCHEDULED AMORTISATION PERIOD" means, unless otherwise specified in writing by the Mortgages Trustee (as directed by the Beneficiaries), the period commencing on the Distribution Date falling three months prior to the Scheduled Repayment Date of a Scheduled Amortisation Amount and which ends on the date that an amount equal to the Scheduled Amortisation Amount has been accumulated by Funding, subject as follows.

        In respect of the Fifth Issuer Series 1 Term AAA Advance, if at any time prior to the Interest Payment Date falling in July 2002, the monthly constant prepayment rate in respect of the Loans in the Mortgages Trust is less than 8 per cent. per annum, then the Scheduled Amortisation Period means, in respect of the Scheduled Amortisation Amount falling due (or accrued due) on the Fifth Issuer Series 1 Term AAA Advance in, the period from (and including) the Distribution Date immediately following the date of such occurrence to (but excluding) the date when that Scheduled Amortisation Amount has been accumulated by Funding;

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                                       35

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        [In respect of the Sixth Issuer Series 1 Term AAA Advance, if at any
        time prior to the Interest Payment Date falling in [July 2003], the monthly constant prepayment rate in respect of the Loans in the Mortgages Trust is less than ___ per cent. per annum, then the Scheduled Amortisation Period means, in respect of the Scheduled Amortisation Amount falling due (or accrued due) on the Sixth Issuer Series 1 Term AAA Advance in [October 2003], the period from (and including) the Distribution Date immediately following the date of such occurrence to (but excluding) the date when that Scheduled Amortisation Amount has been accumulated by Funding;]

        "SCHEDULED AMORTISATION TERM ADVANCES" means the Second Issuer Series 2 Term AAA Advance, the Second Issuer Series 3 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fifth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance and any New Term Advance that is payable in the Scheduled Amortisation Amount on more than one Scheduled Repayment Date;

        "SCHEDULED REPAYMENT DATE" means the scheduled repayment date(s) of the Term Advances, as set out in the relevant Issuer Master Definitions and Construction Schedules;

        "SCOTTISH LOAN" means a Loan secured by a Scottish Mortgage;

        "SCOTTISH MORTGAGE" means a Mortgage secured over a property in Scotland;

        "SCOTTISH MORTGAGE CONDITIONS" means the Mortgage Conditions applicable to Scottish Loans;

        "SEC" or "SECURITIES AND EXCHANGE COMMISSION" means the United States Security and Exchange Commission;

        "SECOND AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS" means the agreement so named between Funding, Holmes Financing (No.1), Holmes Financing (No.2), Holmes Financing (No.3), the Security Trustee and the Agent Bank dated the Fourth Issuer Closing Date;

        "SECOND DEED OF ACCESSION" means the deed of accession to the Funding Deed of Charge dated the Third Issuer Closing Date;

        "SECOND DEED OF AMENDMENT TO MORTGAGES TRUST DEED" means the deed so named dated the Third Issuer Closing Date;

        "SECOND ISSUER" means Holmes Financing (No. 2) PLC;

        "SECOND ISSUER CLOSING DATE" means 29th November, 2000;

        "SECOND RESERVE FUND" means a fund to be established on the Second Issuer Closing Date and funded by Funding Available Revenue Receipts which may be used by Funding to meet any deficit in revenue after there are no funds remaining in the First Reserve Fund;

        "SECOND RESERVE FUND CALCULATION" means an amount equal to "X" where "X" is calculated on the relevant Assignment Date as follows:

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        A / ( B x C) = X

        where,

        A   =   the balance of the Second Reserve Fund

        B   =   the aggregate Outstanding Principal Balance of all the Term
                Advances

        C   =   the weighted average life of all the Term Advances. The
                weighted average life of the Term Advances will be calculated based on the following assumptions:

                1.      the lower of a 15% CPR and the actual 12 month rolling
                        CPR;

                2. the Sixth Issuer not exercising its option to redeem the Sixth Issuer Notes (other than the Series 1 Class A Sixth Issuer Notes and the Series 2 Class A Sixth Issuer Notes and the Series 3 Class A1 Sixth Issuer Notes) on the Interest Payment Date falling in [April 2005];

                3. the Fifth Issuer not exercising its option to redeem the Fifth Issuer Notes (other than the Series 1 Class A Fifth Issuer Notes and the Series 2 Class A Fifth Issuer Notes) on the Interest Payment Date falling in October 2006, the Fourth Issuer not exercising its option to redeem the Fourth Issuer Notes (other than the Series 3 Class D Fourth Issuer Notes and the Series 4 Issuer Notes) on the Interest Payment Date falling in July 2006, the Fourth Issuer not exercising its right to redeem the Series 4 Fourth Issuer Notes on the Interest Payment Date falling in October 2006, the Third Issuer not exercising its option to redeem the Third Issuer Notes on the Interest Payment Date falling in July 2006, the Second Issuer not exercising its option to redeem the Second Issuer Notes on the Interest Payment Date falling in October 2007 and the First Issuer not exercising its right to redeem the First Issuer Notes on the Interest Payment Date falling in July 2010; and

                4.      a minimum life of 2.5 years;

        "SECOND RESERVE FUND REQUIRED AMOUNT" means an amount determined calculated in accordance with the formula set out in paragraph 18 of the Cash Management Agreement;

        "SECOND RESERVE LEDGER" means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record the balance from time to time of the Second Reserve Fund;

        "SECOND START-UP LOAN" means the start-up Loan that the Start-up Loan Provider made available to Funding pursuant to the Second Start-up Loan Agreement;

        "SECOND START-UP LOAN AGREEMENT" means the agreement entered into on or about the Second Issuer Closing Date between Funding, the Second Start-up Loan Provider and the Security Trustee relating to the provision of the Second Start-up Loan to Funding;

        "SECOND START-UP LOAN PROVIDER" means the Start-up Loan Provider, in its capacity as provider of the Second Start-up Loan;

        "SECURED AMOUNTS" means any and all of the moneys and liabilities which an Issuer covenants to pay or discharge under of the relevant Issuer Deed of Charge and all other

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        amounts owed by it to the Beneficiaries under and pursuant to the relevant Transaction Documents;

        "SECURITIES ACT" means the United States Securities Act of 1933, as amended;

        "SECURITY INTEREST" or "ENCUMBRANCE" means any mortgage, sub mortgage, charge, sub charge, pledge, lien (other than a lien arising in the ordinary course of business or by operation of law) or other encumbrance or security interest howsoever created or arising;

        "SECURITY POWER OF ATTORNEY" means the power of attorney granted by Funding in favour of the Security Trustee under the Funding Deed of Charge on the Initial Closing Date substantially in the form set out in
        SCHEDULE 1 to the Funding Deed of Charge;

        "SECURITY TRUSTEE" means JPMorgan Chase Bank, London Branch (formerly known as The Chase Manhattan Bank, London Branch), whose principal office is Trinity Tower, 9 Thomas More Street, London E1W 1YT, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Funding Deed of Charge;

        "SELLER" means Abbey National;

        "SELLER BANK ACCOUNTS" means the bank account(s) of the Seller into which monies may be paid from time to time pursuant to the terms of the Mortgages Trust Deed, details of which will be given to the Mortgages Trustee and Funding;

        "SELLER POWER OF ATTORNEY" means the power of attorney granted by the Seller in favour of Funding, the Mortgages Trustee and the Security Trustee on the Initial Closing Date, substantially in the form set out in SCHEDULE 5 to the Mortgage Sale Agreement;

        "SELLER SHARE" means, prior to the first Distribution Date, the Initial Seller Share and thereafter, shall mean the Current Seller Share;

        "SELLER SHARE PERCENTAGE" means prior to the first Distribution Date, the Initial Seller Share Percentage and thereafter means the Current Seller Share Percentage;

        "SELLER'S POLICY" means the originating, underwriting, administration, arrears and enforcement policy applied by the Seller from time to time to loans and the security for their repayment which are beneficially owned solely by the Seller;

        "SERVICER" means Abbey National, or such other person as may from time to time be appointed as servicer of the Portfolio pursuant to the Amended and Restated Servicing Agreement;

        "SERVICER TERMINATION EVENT" means any of the events listed in CLAUSE 21 of the Amended and Restated Servicing Agreement;

        "SERVICES" has the meaning set out in CLAUSE 3.1(A) of the Amended and Restated Servicing Agreement;

        "SIS" means SIS SEGAINTERSETTLE AG, The Swiss Securities Services Corporation;

        "SIXTH ISSUER" means Holmes Financing (No. 6) PLC;

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        "SIXTH ISSUER CLOSING DATE" means ___, 2002;

        "SIXTH START-UP LOAN" means the start-up loan that the Sixth Start-up Loan Provider made available to Funding pursuant to the Sixth Start-up Loan Agreement;

        "SIXTH START-UP LOAN AGREEMENT" means the agreement entered into on or about the Sixth Issuer Closing Date between Funding, the Sixth Start-up Loan Provider and the Security Trustee relating to the provision of the Sixth Start-up Loan to Funding;

        "SIXTH START-UP LOAN PROVIDER" means Abbey National, in its capacity as provider of the Sixth Start-up Loan;

        "SPV MANAGEMENT" means SPV Management Limited of 78 Cannon Street, London EC4N 6HH;

        "STANDARD DOCUMENTATION" means the standard documentation, copies of which are contained as [Part 2 of the Exhibit] to the Mortgage Sale Agreement and which have been initialled on behalf of the parties thereto for the purposes of identification, or any update or replacement therefor as the Seller may from time to time introduce acting in accordance with the standards of a reasonable, prudent mortgage lender;

        "START-UP LOAN AGREEMENTS" means the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement and any New Start-up Loan Agreements and "START-UP LOAN AGREEMENT" means any of them;

        "START-UP LOAN PROVIDER" means Citibank N.A., London Branch, in its capacity as provider of the First Start-up Loan and in its capacity as provider of the Second Start-up Loan;

        "START-UP LOAN PROVIDERS" means the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider or, as the context may require, any New Start-up Loan Provider;

        "START-UP LOANS" means the First Start-up Loan, the Second Start-up Loan, the Third Start-up Loan, the Fourth Start-up Loan, the Fifth Start-up Loan, the Sixth Start-up Loan and any New Start-up Loan;

        "SUBSIDIARY" means a subsidiary as defined in Section 736 of the Companies Act 1985;

        "SVR" or "STANDARD VARIABLE RATE" means the standard variable rate set by the Seller which applies to all Variable Rate Loans (other than the Tracker Loans), beneficially owned by the Seller on the Seller's residential mortgage book;

        "SWISS EXCHANGE" means the SWX Swiss Exchange;

        "TARGET BUSINESS DAY" means a day on which the Trans-European Automated Real-time Gross settlement Express (TARGET) system is open;

        "TAX CREDIT" means a credit against Tax obtained on the Funding Liquidity Facility Provider's or, as the case may be, the relevant Issuer Liquidity Facility Provider's overall net income which the Funding Liquidity Facility Provider or the relevant Issuer Liquidity Facility Provider is able to identify as attributable to a specific Tax Payment;

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                                       39

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        "TAX PAYMENT" means a payment made by Funding to the Funding Liquidity
        Facility Provider as per CLAUSE 10.1 of the Funding Liquidity Facility Agreement;

        "TAXES" means all present and future taxes, levies, imposts, duties (other than stamp duty), fees, deductions, withholdings or charges of any nature whatsoever and wheresoever imposed, including, without limitation, value added tax or other tax in respect of added value and any franchise, transfer, sales, gross receipts, use, business, occupation, excise, personal property, real property or other tax imposed by any national, local or supranational taxing or fiscal authority or agency together with any penalties, fines or interest thereon and "TAX" and "TAXATION" shall be construed accordingly;

        "TERMINATION PRICE" means an amount equal to the Funding Share of the Trust Property as at the relevant date of termination of the Mortgages Trust pursuant to CLAUSE 14 of the Mortgages Trust Deed;

        "TERM ADVANCE RATING" means the designated rating of each Term Advance which reflects the rating assigned to the corresponding class of Notes used to fund each such Term Advance on the relevant Closing Date of that Term Advance;

        "TERM AAA ADVANCES" means the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances and any term AAA advances made by any New Issuer;

        "TERM ADVANCES" has the meaning given in each Issuer Master Definitions and Construction Schedule;

        "THIRD DEED OF ACCESSION" means the deed of accession to the Funding Deed of Charge dated the Fourth Issuer Closing Date;

        "THIRD ISSUER" means Holmes Financing (No. 3) PLC;

        "THIRD ISSUER CLOSING DATE" means 23rd May, 2001;

        "THIRD PARTY AMOUNTS" includes:

        (a)     payments of High Loan-to-Value Fee;

        (b) amounts under a direct debit which are repaid to the bank making the payment if such a bank is unable to recoup that amount itself from the customer's account; or

        (c) payments by Borrowers of Early Repayment Fees and other charges due to the Seller;

        "THIRD PARTY COLLECTION AGENT" means an entity that shall act as collection agent for the Mortgages Trustee and the Beneficiaries under the Direct Debiting Scheme or any successor to that scheme pursuant to CLAUSE 5.1(A)(I) of the Amended and Restated Servicing Agreement;

        "THIRD START-UP LOAN" means the Start-up Loan that the Third Start-up Loan Provider shall make available to Funding pursuant to the Third Start-up Loan Agreement;

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                                       40

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        "THIRD START-UP LOAN AGREEMENT" means the agreement entered into on or about the Third Issuer Closing Date between Funding, the Third Start-up Loan Provider and the Security Trustee relating to the provision of the Third Start-up Loan to Funding;

        "THIRD START-UP LOAN PROVIDER" means Abbey National, in its capacity as provider of the Third Start-up Loan;

        "TITLE DEEDS" means, in relation to each Loan and its Related Security and the Property relating thereto, all conveyancing deeds and documents which make up the title to the Property and the security for the Loan and all searches and enquiries undertaken in connection with the grant by the Borrower of the related Mortgage;

        "TRACKER LOAN" means a loan where interest is linked to a variable interest rate other than the SVR. For example, the rate on a Tracker Loan may be set at a margin above sterling LIBOR or above rates set by the Bank of England;

        "TRACKER RATE" means the rate of interest applicable to a Tracker Loan (before applying any cap or minimum rate);

        "TRACKER SWAP RATE" means a rate linked to the Bank of England repo rate, as shall be determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement;

        "TRANSACTION DOCUMENTS" means the Funding Agreements, the First Issuer Transaction Documents, the Second Issuer Transaction Documents, the Third Issuer Transaction Documents, the Fourth Issuer Transaction Documents, the Fifth Issuer Transaction Documents, the Sixth Issuer Transaction Documents, any documents and agreements to which any New Issuer is a party, the Mortgages Trustee Guaranteed Investment Contract and all other documents and agreements referred to therein;

        "TRIGGER EVENT" means an Asset Trigger Event and/or a Non-Asset Trigger Event, as the case may be;

        "TRUST CORPORATION" means a corporation entitled by rules made under the Public Trustee Act 1906, or entitled pursuant to any comparable legislation applicable to a trustee in any jurisdiction, to carry out the functions of a custodian trustee;

        "TRUST INDENTURE ACT" means the United States Trust Indenture Act of 1939, as amended;

        "TRUST PROPERTY" means the Initial Trust Property, the Closing Trust Property and any Future Trust Property (together with the proceeds of sale of any of them) but excludes any Loans that have been repaid or which have been repurchased by the Seller pursuant to the Mortgage Sale Agreement or other actual adjustments and, for the avoidance of doubt, not deemed adjustments to the Trust Property as set out in the Mortgages Trust Deed;

        "UNDERPAYMENT" means a reduced payment by a Borrower which is in place of the Monthly Payment set out in the Offer Conditions (or any changed Monthly Payment subsequently notified to the Borrower) and where there are sufficient available funds to fund the difference between the Monthly Payment and this reduced payment and where the Borrower is not penalised for making such payment;

        "UNITED KINGDOM" means The United Kingdom of Great Britain and Northern Ireland;

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        "UNITED STATES" means The United States of America;

        "UNREGISTERED LAND" means land title to which is not, and is not required to be, registered at H.M. Land Registry;

        "UNREGISTERED TRANSFER" means a deed of transfer of a Mortgage or Mortgages over unregistered land substantially in the form set out in
        SCHEDULE 3 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

        "VALUATION REPORT" means the valuation report or reports for mortgage purposes, in the form of the pro-forma contained in the Standard Documentation, obtained by the Seller from a Valuer in respect of each Property or a valuation report in respect of a valuation made using a methodology which would be acceptable to a reasonable prudent mortgage lender and which has been approved by the Director of Group Property and Survey of the Seller (or his successor);

        "VALUER" means an Associate or Fellow of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers who was at the relevant times either a member of a firm which was on the list of Valuers approved by or on behalf of the Seller from time to time or an Associate or Fellow of the Royal Institute of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers employed in-house by the Seller acting for the Seller in respect of the valuation of a Property;

        ["VARIABLE RATE LOANS" means those Loans which are subject to a rate of interest which may at any time be varied in accordance with the relevant Mortgage Terms (and shall, for the avoidance of doubt, exclude Fixed Rate Loans and Tracker Loans);]

        "WAFF" means the weighted average repossession frequency in respect of the Portfolio; and

        "WALS" means the weighted average loss severity in respect of the Portfolio.

2.      INTERPRETATION AND CONSTRUCTION

        Any reference in this Amended and Restated Master Definitions and Construction Schedule or any Transaction Document to:

        "AFFILIATE" of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

        the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

        "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "DISPOSE" shall be construed accordingly;

        a "GUARANTEE" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any

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        indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

        "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

        a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day Provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "MONTHS" shall be construed accordingly);

        "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

        a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

        the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(POUND)", "STERLING" or "POUNDS STERLING" denotes the lawful currency for the time being of the United Kingdom and "(EURO)" or "EURO" denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.2 In this Amended and Restated Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Amended and Restated Master Definitions and Construction Schedule is expressed to be incorporated or to which this Amended and Restated Master Definitions and Construction Schedule is expressed to apply:

        (a) words denoting the singular number only shall include the plural number also and vice versa;

        (b)     words denoting one gender only shall include the other genders;

        (c) words denoting persons only shall include firms and corporations and vice versa;

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        (d)     references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

        (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

        (f) clause, paragraph and schedule headings are for ease of reference only;

        (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

        (h) reference to a time of day shall be construed as a reference to London time; and

        (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Any requirement in any Transaction Document for any action to be taken according to the standards of a "reasonable, prudent mortgage lender" shall be satisfied by the relevant party taking the relevant action in accordance with the Seller's Policy from time to time.

2.4 Any definition that appears in the Funding Agreements or the Mortgages Trustee Guarantee Investment Contract that does not appear in this Master Definitions and Construction Schedule, shall have the meaning given in the relevant Issuer Master Definitions and Construction Schedule or each Issuer Master Definitions and Construction Schedule, as the context so requires.

3.      GOVERNING LAW

        This Amended and Restated Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                   SIGNATORIES

Signed for the purposes of identification by         )
ALLEN & OVERY                                        )

Signed for the purposes of identification by         )
SLAUGHTER AND MAY                                    )